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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): May 23, 1997


                           Commission File No. 1-10547

                      MERIDIAN POINT REALTY TRUST VIII CO.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Missouri                                   94-3058019
-------------------------------           ------------------------------------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

655 Montgomery Street
     Suite 800
San Francisco, California                               94111
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(Address of principal executive offices)              (Zip Code)

                                 (415) 274-1808
                        ------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                        ------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

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                    MERIDIAN POINT REALTY TRUST VIII COMPANY

ITEM 5.  OTHER EVENTS

Meridian Point Realty Trust VIII Company today issued its 1996 Annual Report. The attached Exhibit contains the Message to Shareholders from S. Michael Lucash, Chairman of the Board of Directors.

Certain statements contained in this report may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from the Company's present expectations include general economic conditions, local real estate conditions, the performance of properties the Company owns or may acquire and other risks, detailed from time to time in the Company's SEC reports.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MERIDIAN POINT REALTY TRUST VIII COMPANY


Dated:  May 23, 1997                   by /s/ John E. Castello
                                          --------------------
                                       JOHN E. CASTELLO, Senior Vice President
                                       and Chief Financial Officer

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         EXHIBIT INDEX
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EXHIBIT NO.                ITEM                                    PAGE NO.

99.1                       Message to Shareholders from            4.
                           1996 Annual Report


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